UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 22, 2005

Date of Report (Date of earliest event reported)

NOVASTAR FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300, Kansas City, MO 64114

(Address of principal executive offices)

(Zip Code)

(816) 237-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed on September 23, 2005 (the “Initial Form 8-K”) by NovaStar Financial, Inc. to include additional information regarding the completion of the third securitization of 2005. Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Obligation under an Off-Balance Sheet Arrangement of a Registrant is amended and restated in its entirety as follows.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 23, 2005, NovaStar Financial, Inc. (the “Company”) announced the completion of a $2.5 billion Asset Backed Securitization by its wholly-owned subsidiary, NovaStar Mortgage, Inc (“NMI”). A prospectus supplement was filed, pursuant to Rule 424(b)(5), with the Securities and Exchange Commission on September 20, 2005 by NovaStar Mortgage Funding Trust, Series 2005-3 (the “Trust”).

Lead managers RBS Greenwich Capital, Wachovia Securities and Deutsche Bank Securities with co-manager Morgan Stanley, underwrote NovaStar Mortgage Funding Trust, Series 2005-3, which closed September 22, 2005. The transaction offered 17 rated classes of certificates with a face value of $2,432,500,000.

NMI retained the M-11, M-12 and Class C certificates, which were not covered by the prospectus, and also retains the right to service the underlying mortgage loans. Class M-11 and M-12 collectively represent $55 million in principal. Class M-11 is rated BBB/BBB- by S&P and Fitch, respectively. The Class M-12 is rated BBB- by S&P. Class C has a notional amount of $2.5 billion, entitles NovaStar to excess and prepayment penalty fee cash flow from the underlying loan collateral and serves as overcollateralization. Other than prepayment penalty fee cash flow, Class C is subordinated to the other classes, all of which were offered pursuant to the prospectus supplement.

The initial level of overcollateralization is approximately $12.5 million. On any distribution date after the closing date, the Trust is required to maintain or restore overcollateralization at the initial level. The overcollateralization is available for the benefit of all classes of the offered and class I certificates.

A copy of the press release announcing this securitization is included as Exhibit 99 to the Initial Form 8-K and is incorporated herein by reference. References to the registrant’s website in the press release do not incorporate by reference the information on the registrant’s website into this Current Report and the registrant disclaims any such incorporation by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVASTAR FINANCIAL, INC.

DATE: September 26, 2005	/s/ Gregory S. Metz
Gregory S. Metz

Chief Financial Officer